UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 23, 2014 (April 23, 2014)

________________________________

NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

Item 7.01.    Regulation FD Disclosure

On April 23, 2014, the Registrant issued a Press Release, attached hereto as Exhibit 99, reporting first quarter results for 2014 and posted its Quarterly Financial Review – First Quarter 2014 on its website, www.nscorp.com, in the “Investor Relations” section, under “Financial Reports and Proxy Statements.”  The accompanying unaudited financial information and summary of certain notes to the consolidated financial statements should be read in conjunction with: (a) the consolidated financial statements and notes included in the Registrant's latest Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q, and (b) any Current Reports on Form 8-K.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
99	Press Release dated April 23, 2014.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                                    /s/ Denise W. Hutson

                                                            Name:  Denise W. Hutson
                                                            Title:    Corporate Secretary

Date:  April 23, 2014

                                                                 EXHIBIT INDEX

Exhibit Number	Description
99	Press Release dated April 23, 2014.